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                                                                    Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment Number 1 to the Registration Statement on Form S-1 of our report dated May 16, 2005 relating to the financial statements of Leap Wireless International, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP
San Diego, California
August 24, 2005